UNITED LIFE & ANNUITY INSURANCE COMPANY
                   UNITED LIFE & ANNUITY SEPARATE ACCOUNT ONE

         Supplement dated June 24, 1998 to Prospectus dated May 1, 1998

In certain states, only Death Benefit Option 1 (enhanced death benefit rider) is available until Death Benefit Option 2 (standard death benefit) is approved by the Insurance Department in your state. In addition, in certain states, certain portfolios may not be available until approved by the Insurance Department. Check with your registered representative regarding the death benefit option(s) and portfolios available in your state or call United Life & Annuity Insurance Company at 800-825-7253.

ULV-AD-4035